POWER OF ATTORNEY

	KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott J. Fenster, Samantha M. Thompson, Christopher A. Maher, and Simone Lanier, signing singly, the undersigned?s true and lawful attorney-in-fact to:

       (1) execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer and/or trustee of Equity Residential (the ?Company?), Form ID and Forms 3, 4 and 5
	(and any successor forms) in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

       (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary
	or desirable to complete and execute any such Form ID and Form 3, 4 or 5 (and any successor forms), complete and execute any amendment or amendments thereto,
	 and timely file such form with the
	United States Securities and Exchange Commission and any stock exchange or similar authority; and

       (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best
	interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact?s direction.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all
	 intents and purposes as the undersigned
	might or could do if personally present, with full power of substitution or revocation, hereby ratifying
	 and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this
	 power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
	 Company assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect until
	 the undersigned is no longer required
	to file Forms 3, 4 and 5 with respect to the undersigned?s
	 holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this P ower of Attorney to be executed as of this 19th day of February, 2024.


       							/s/ Ann C. Hoff